Exhibit 99.1
For immediate release
Beyond Meat® Provides Select Third Quarter Financial Results, Revises 2023 Full Year Outlook, and Plans for Expense Reductions

Company is Pursuing Significant Operating Expense Reductions Beginning with a 19% Reduction in Non-Production Headcount

Third Quarter Earnings Conference Call Scheduled for November 8, 2023

EL SEGUNDO, Calif. — November 2, 2023 (GLOBE NEWSWIRE)—Beyond Meat, Inc. (NASDAQ: BYND) (“Beyond Meat” or “the Company”) provided a business update today.

Select Third Quarter 2023 Financial Results

The Company is providing the following select third quarter financial results.

•Net revenues are expected to be approximately $75 million.
•Gross profit is expected to be a loss of approximately $7 million to $8 million.
•The Company is expected to achieve positive free cash flow, defined as cash flows from operating activities less capital expenditures, of approximately $7.6 million in the third quarter of 2023. While this milestone reflects ongoing measures the Company is taking to reduce cash consumption, management does not expect to sustain free cash flow positive operations in the fourth quarter of 2023.

Beyond Meat President and CEO Ethan Brown commented, “We anticipated a modest return to growth in the third quarter of 2023 that did not occur, reflecting further sector-specific and consumer headwinds. Even as we implement measures to address those headwinds that are within our sphere of influence, we intend to pursue a further, sizable reduction of operating expenses to improve our cost structure.”

Brown added, “We intend to pursue five main actions to improve our cost structure and overall operating performance. One, we are executing an approximate 19% reduction in our global non-production workforce, an immediate step in a broader program to reduce expenses; two, we are reviewing our pricing strategy to support gross margin expansion; three, we are continuing to utilize inventory management to reduce working capital; four, we are intensifying focus on channels and geographies that are exhibiting revenue growth; and five, in U.S. retail, we are using our portfolio and marketing to directly counter misinformation about our products and category.”

Relative to its previous expectation of modest year-over-year top-line growth in the third quarter of 2023, the Company believes net revenues in the quarter were primarily impacted by:

•Weaker than expected sales volumes in U.S. retail and U.S. foodservice channels, primarily reflecting ongoing and further demand softness in the plant-based meat category;
•Lower than anticipated promotional effectiveness, which was exacerbated by flat fee promotional programs that did not deliver the anticipated volume lifts; and

•Unfavorable changes in product sales mix, primarily reflecting weaker than expected sales of the Company’s core products, namely, Beyond Burger, Beyond Beef, and Beyond Sausage, relative to certain non-core products, including Beyond Steak, Beyond Chicken Tenders, Beyond Popcorn Chicken, and Beyond Chicken Nuggets.

Preliminary results remain subject to the completion of quarter-end accounting procedures and adjustments and are subject to change.

Revision to 2023 Full Year Outlook

As a result of the softer than anticipated third quarter results and the Company’s updated expectations for the balance of the year, the Company is revising the following key elements of its 2023 full year outlook.

•Net revenues are now expected to be in the range of $330 million to $340 million, representing a decrease of approximately 21% to 19% compared to 2022.
•Gross profit for the full year is now expected to be approximately breakeven.
•The Company continues to expect operating expenses to be $245 million or less, before one-time separation costs and non-cash savings related to previously granted, unvested stock-based compensation associated with the Company’s reduction in force.
•Capital expenditures are now expected to be in the range of $10 million to $15 million.

Company is Initiating a Global Operations Review; Executes Further Reduction in Force

To further reduce operating expenses, the Company is initiating a review of its global operations, narrowing its commercial focus to certain growth opportunities, and accelerating activities that prioritize gross margin expansion and cash generation. These efforts include the potential exit of select product lines; changes to the Company’s pricing architecture within certain channels; accelerated, cash-accretive inventory reduction initiatives; further optimization of the Company’s manufacturing capacity and real estate footprint; and a review and potential restructuring of the Company’s operations in China.
In addition, the Company is further reducing its current workforce by approximately 65 employees, representing approximately 19% of the Company’s global non-production workforce (or approximately 8% of the Company’s total global workforce). In aggregate, in 2024, the reduction in force, combined with the elimination of certain open positions, is expected to result in approximately $9.5 million to $10.5 million in cash operating expense savings, and an additional approximately $1.0 million to $2.0 million in non-cash savings related to previously granted, unvested stock-based compensation which would have vested in 2024. The Company currently estimates that it will incur one-time cash charges of approximately $2.0 million to $2.5 million in connection with the reduction in force, primarily consisting of notice period and severance payments, employee benefits, and related costs. The Company expects that the majority of these charges will be incurred in the fourth quarter of 2023, subject to local law and consultation requirements, which may extend the process beyond the end of 2023 in certain countries. The charges the Company expects to incur are subject to assumptions, including local law requirements, and actual charges may differ from the estimate disclosed above.

Third Quarter Financial Results and Earnings Conference Call on November 8, 2023

The Company will report full financial results for the third quarter ended September 30, 2023 and provide additional information about its outlook for the remainder of 2023 on Wednesday, November 8, 2023 after market close and hold a conference call at 5:00 p.m. Eastern, 2:00 p.m. Pacific that same day.

Investors interested in participating in the live call can dial 412-902-4255 which will be answered by an operator or by clicking the Call me™ weblink and entering the Call me™ Passcode = 7573328.

There will also be a simultaneous, live webcast available on the Investors section of the Company’s website at www.beyondmeat.com. The webcast will also be archived.

About Beyond Meat

Beyond Meat, Inc. (NASDAQ: BYND) is a leading plant-based meat company offering a portfolio of revolutionary plant-based meats made from simple ingredients without GMOs, no added hormones or antibiotics, and 0 mg of cholesterol per serving. Founded in 2009, Beyond Meat products are designed to have the same taste and texture as animal-based meat while being better for people and the planet. Beyond Meat’s brand promise, Eat What You Love®, represents a strong belief that there is a better way to feed our future and that the positive choices we all make, no matter how small, can have a great impact on our personal health and the health of our planet. By shifting from animal-based meat to plant-based protein, we can positively impact four growing global issues: human health, climate change, constraints on natural resources and animal welfare. As of June 2023, Beyond Meat branded products were available at approximately 190,000 retail and foodservice outlets in more than 75 countries worldwide. Visit www.BeyondMeat.com and follow @BeyondMeat, #BeyondBurger and #GoBeyond on Facebook, Instagram, Twitter and TikTok.

Forward-Looking Statements

Certain statements in this release constitute “forward-looking statements" within the meaning of the federal securities laws, including statements related to the Company’s expectations with respect to its third quarter results and 2023 full year outlook, global operations review and efforts to improve its cost structure, cost-reduction initiatives, and expected charges and savings related to its workforce reduction. The charges associated with the reduction in force may be greater than anticipated, completion of the reduction in force may take longer than anticipated, the Company may be unable to realize the contemplated benefits in connection with the global operations review and efforts to improve its cost structure, workforce reduction, and other potential cost-reduction initiatives, and the global operations review, workforce reduction, cost-reduction initiatives and cost structure improvement measures may have an adverse impact on the Company’s performance.

Forward-looking statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, including ongoing uncertainty related to macroeconomic issues, including inflation and rising interest rates, demand in the plant-based meat category, ongoing concerns about the likelihood of a recession, increased competition, supply chain disruptions and challenges related to labor availability, among other matters, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, but not limited to, the impact of inflation and rising interest rates across the economy, including higher food, grocery, raw materials, transportation, energy, labor and fuel costs; decreased demand, and the underlying factors negatively impacting demand, in the plant-based meat category; the impact of adverse and uncertain economic and political conditions in the U.S. and international markets, including concerns about the likelihood of an economic recession, downturn or periods of rising or high inflation; reduced consumer confidence and changes in consumer spending, including spending to purchase our products, and negative trends in consumer purchasing patterns due to levels of consumers’ disposable income, credit availability and debt levels, and economic conditions, including due to recessionary and inflationary pressures; our ability to accurately predict consumer taste preferences, trends and demand and successfully innovate, introduce and commercialize new products and improve existing products, including in new geographic markets; the effects of competitive activity from our market competitors and new market entrants; disruption to, and the impact of uncertainty in, our domestic and international supply chain, including labor shortages and disruption, shipping delays and disruption, and the impact of cyber incidents at suppliers and vendors; risks and uncertainties related to the global operations review, cost structure improvement measures, cost-reduction initiatives, and workforce reductions; our ability to streamline operations and improve cost efficiencies, which could result in the contraction of our business and the implementation of significant cost cutting measures such as downsizing and exiting certain operations, domestically and/or abroad; the impact of uncertainty as a result of doing business in China and Europe; the volatility of or inability to access the capital markets, including due to macroeconomic factors, geopolitical tensions or the outbreak of hostilities or war; changes in the retail landscape, including our ability to maintain and expand our distribution footprint, the timing and level of trade and promotion discounts, our ability to maintain and grow market share and increase household penetration, repeat purchases, buying rates (amount spent per buyer) and purchase frequency, and our ability to maintain and increase sales velocity of our products; changes in the foodservice landscape, including the timing and level of marketing and other financial incentives to assist in the promotion of our products, our ability to maintain and grow market share and attract and retain new foodservice customers or retain existing foodservice customers, and our ability to introduce and sustain offering of our products on menus; the timing and success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic Quick Service Restaurant partnership launches and limited time offerings resulting in permanent menu items; foreign exchange rate fluctuations; our ability to identify and execute cost-down initiatives intended to achieve price parity with animal protein; the effectiveness of our business systems and processes; our estimates of the size of our market opportunities and ability to accurately forecast market growth; our ability to effectively expand or optimize our manufacturing and production capacity, including effectively managing capacity for specific products with shifts in demand; risks associated with underutilization of capacity which could give rise to increased costs per unit, underutilization fees and termination fees to exit certain supply chain arrangements and/or the write-off of certain equipment; our inability to sell our inventory in a timely manner requiring us to sell our products through liquidation channels at lower prices, write-down or write-off obsolete inventory, or increase inventory reserves; our ability to accurately forecast our future results of operations and financial goals or targets, including fluctuations in demand for our products and in the plant-based meat category generally and increased competition; our ability to accurately forecast demand for our products and manage our inventory, including the impact of customer orders ahead of holidays and shelf reset activities, customer and distributor changes and buying patterns, such as reductions in targeted inventory levels, and supply chain and labor disruptions, including due to the impact of cyber incidents at suppliers and vendors; our operational effectiveness and ability to fulfill orders in full and on time; variations in product selling prices and costs, and the mix of products sold; our ability to successfully enter new geographic markets, manage our international expansion and comply with any applicable laws and regulations, including risks associated with doing business in foreign countries, substantial investments in our manufacturing operations in China and the Netherlands, and our ability to comply with the U.S. Foreign Corrupt Practices Act or other anti-corruption laws; the effects of global outbreaks of pandemics (such as the COVID-19 pandemic), epidemics or other public health crises, or fear of such crises; the success of our marketing initiatives and the ability to maintain and grow our brand awareness, maintain, protect and enhance our brand, attract and retain new customers and maintain and grow our market share, particularly while we are seeking to reduce our operating expenses; our ability to attract, maintain and effectively expand our relationships with key strategic foodservice partners; our ability to attract and retain our suppliers, distributors, co-manufacturers and customers; our ability to procure sufficient high-quality raw materials at competitive prices to manufacture our products; the availability of pea and other proteins that meet our standards; our ability to diversify the protein sources used for our products; our ability to differentiate and continuously create innovative products, respond to competitive innovation and achieve speed-to-market; our ability to successfully execute our strategic initiatives; the volatility associated with ingredient, packaging, transportation and other input costs; real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to keep pace with technological changes impacting the development of our products and implementation of our business needs; significant disruption in, or breach in security of our or our suppliers’ or vendors’ information technology systems, and resultant interruptions in service and any related impact on our reputation, including data privacy, and any potential impact on our supply chain, including on customer demand, order fulfillment and lost sales, and the resulting timing and/or amount of net revenues recognized; the ability of our transportation providers to ship and deliver our products in a timely and cost effective manner; senior management and key personnel changes, the attraction, training and retention of qualified employees and key personnel and our ability to maintain our company culture; the effects of organizational changes including reductions-in-force and realignment of reporting structures; the success of operations conducted by joint ventures where we share ownership and management of a company with one or more parties who may not have the same goals, strategies or priorities as we do and where we do not receive all of the financial benefit; the timing, impact and success of restructuring certain contracts and operating activities related to Beyond Meat Jerky and our assumption of distribution responsibilities for Beyond Meat Jerky; risks related to use of a professional employer organization to administer human resources, payroll and employee benefits functions for certain of our international employees, and use of certain third party service providers for the performance of several business operations including payroll and human capital management services; the impact of potential workplace hazards; the effects of natural or man-made catastrophic or severe weather events, including events brought on by climate change, particularly involving our or any of our co-manufacturers’ manufacturing facilities, our suppliers’ facilities, or any other vital aspects of our supply chain; the impact of marketing campaigns aimed at generating negative publicity regarding our products, brand and the plant-based meat category, including regarding the nutritional value of our products; the effectiveness of our internal controls; accounting estimates based on judgment and assumptions that may differ from actual results; the requirements of being a public company and effects of increased administrative costs related to compliance and reporting obligations; the sufficiency of our cash and cash equivalents to meet our liquidity needs, including risks associated with adverse developments affecting the financial services industry; our significant indebtedness and ability to repay such indebtedness; risks related to our debt, including limitations on our cash flow from operations and our ability to satisfy our obligations under the convertible senior notes; our ability to raise the funds necessary to repurchase the convertible senior notes for cash, under certain circumstances, or to pay any cash amounts due upon conversion; provisions in the indenture governing the convertible senior notes delaying or preventing an otherwise beneficial takeover of us; and any adverse impact on our reported financial condition and results from the accounting methods for the convertible senior notes; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; our ability to meet our obligations under our El Segundo Campus and Innovation Center lease, the timing of occupancy and completion of the build-out of our space, cost overruns, delays, workforce reductions or other cost-reduction initiatives on our space demands; our ability to meet our obligations under leases for our corporate offices, manufacturing facilities and warehouses, or risks related to excess space capacity under our leases due to workforce reductions or other cost-reduction initiatives; changes in laws and government regulation affecting our business, including the U.S. Food and Drug Administration and the U.S. Federal Trade Commission governmental regulation, and state, local and foreign regulation; new or pending legislation, or changes in laws, regulations or policies of governmental agencies or regulators, both in the U.S. and abroad, affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; risks inherent in investment in real estate; the financial condition of, and our relationships with our suppliers, co-manufacturers, distributors, retailers, and foodservice customers, and their future decisions regarding their relationships with us; our ability and the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; seasonality, including increased levels of purchasing by customers ahead of holidays, customer shelf reset activity and the timing of product restocking by our retail customers; economic conditions and the impact on consumer spending; the impact of increased scrutiny from a variety of stakeholders, institutional investors and governmental bodies on environmental, social and governance (“ESG”) practices, including expanding mandatory and voluntary reporting, diligence and disclosure on ESG matters; the outcomes of legal or administrative proceedings, or new legal or administrative proceedings filed against us; our, our suppliers’ and our co-manufacturers’ ability to protect our proprietary technology, intellectual property and trade secrets adequately; the impact of tariffs and trade wars; the impact of changes in tax laws; and the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 1, 2023, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2023 filed with the SEC on August 9, 2023, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Such forward-looking statements are made only as of the date of this release. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events, changes in assumptions or otherwise, except to the extent required by applicable laws. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Contacts
Media:
Shira Zackai
shira.zackai@beyondmeat.com

Investors:
Raphael Gross
beyondmeat@icrinc.com